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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------

FORM 8-K

CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            -----------------------


       Date of Report (Date of earliest event reported): June 5, 2001


                             WHITEWING LABS, INC.
           (Exact name of registrant as specified in its charter)


                                    Delaware
       (State or other jurisdiction of incorporation of organization)


          Delaware                  0-27420                     95-4437350
 	 (State or other jurisdiction    (Commission                 (IRS Employer
of incorporation or organization) File Number)              Identification No.)


15455 San Fernando Mission Blvd., #105, Mission Hills, CA	91345
	(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code:  (818) 898-2167


                                       N/A
       (Former name or former address, if changed since last report)












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                                        1

ITEM 1.  Changes in Control of Registrant.

    On June 5, 2001, Whitewing Labs, Inc. ("Company") entered into a Securities Purchase Agreement ("Agreement") with ACEIA, LLC ("Purchaser"). Pursuant to the Agreement, the Company sold to the Purchaser 3,875,000 shares ("Shares") of common stock at a price of $0.08 per share, resulting in gross proceeds to the Company of $310,000. As a result of the sale, the Purchaser now owns approximately 57% of the issued and outstanding shares of the Company's capital stock. The source of the consideration used by the Purchaser to acquire the Shares was the Purchaser's working capital.

    Following the closing of the transaction, the Board of Directors of the Company was reconstituted as follows: Cynthia Kolke, William D. Fox, Andrew
T. Libby, Jr., Stephen M. Dorsett and Lawrence Berman.

ITEM 7.  Financial Statements and Exhibits.

    (c)  Exhibits.  The following are filed as exhibits to this report.

         99.1  Securities Purchase Agreement, dated as of June 5, 2001

         99.2  Press Release of Whitewing Labs, Inc., dated June 7, 2001

































                                        2

SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              WHITEWING LABS, INC.



                              By:        s/o/f      Cynthia Kolke
                                    -------------------------------------------
                                    Cynthia Kolke
                                    President, Assistant Secretary and Director



Dated:  June 20, 2001




































                                        3

                                 EXHIBIT INDEX


                              WHITEWING LABS, INC.

                           Current Report on Form 8-K
                               Dated June 18, 2001


Exhibit
Number      Exhibit
_______     _______

99.1        Securities Purchase Agreement, dated as of June 5, 2001

99.2        Press Release of Whitewing Labs, Inc., dated June 7, 2001






































                                        4

                                                                  EXHIBIT 99.1
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                          SECURITIES PURCHASE AGREEMENT


                            DATED AS OF JUNE 5, 2001


                                 by and between


                               WHITEWING LABS, INC.


                                      and


                                  ACEIA, LLC




















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                                        5

                          SECURITIES PURCHASE AGREEMENT


    THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") dated as of June 5, 2001, is by and between WHITEWING LABS, INC., a Delaware corporation (the "Company"), and ACEIA, LLC, a Delaware limited liability company (the "Purchaser").

    The Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, 3,875,000 shares (the "Shares") of common stock, $.001 par value per share (the "Common Stock") of the Company. Capitalized terms are as defined where stated or in Section 8.9.

    In consideration of the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Company and the Purchaser agree as follows:


                                   ARTICLE I

                        ISSUANCE AND SALE OF THE SHARES


1.1  Authorization of Issuance and Sale of the Shares.

    Subject to the terms and conditions hereof, the Company has authorized the issuance and sale to the Purchaser of the Shares at the Closing (as hereinafter defined).

1.2  Sale of the Shares.

    At the Closing, on the terms and subject to the conditions contained herein, the Company shall issue, sell and deliver to the Purchaser, and the Purchaser shall purchase from the Company, the Shares (i) free and clear of any Liens and with no restrictions on the voting rights thereof and other incidents of record and beneficial ownership pertaining thereto and (ii) against receipt by the Company from the Purchaser of a certified check or wire transfer in the amount of $310,000.


                                  ARTICLE II

                                   CLOSING


2.1  The Closing.

	The closing (the "Closing") hereunder with respect to the issuance, sale and delivery of the Shares shall be held at the offices of Troy & Gould Professional Corporation, 1801 Century Park East, 16th Floor, Los Angeles, California 90067, on June 5, 2001, or at such other time and place upon which the Company and the Purchaser shall agree (the date of the Closing is hereinafter referred to as the "Closing Date").

2.2  Deliveries at the Closing.

    (a) At the Closing, the Company shall deliver to the Purchaser a stock certificate registered in the name of the Purchaser, representing the Shares.

    (b) At the Closing, the Purchaser shall deliver to the Company a certified check or wire transfer in the amount of $310, 000.

                                        6


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY


The Company represents and warrants to the Purchaser as follows (in each case except as otherwise set forth in the Company SEC Documents):

3.1  Organization; Good Standing; Qualification and Power.

    The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite power to own, lease and operate its Assets and to carry on its business as presently being conducted and is qualified to do business and in good standing in every jurisdiction in which the failure to so qualify or be in good standing would have a Material Adverse Effect on the Company.

3.2  Authorization.

    (a) The Company has all requisite power and authority to execute and deliver this Agreement and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of this Agreement and all related transactions and to perform its obligations under this Agreement. This Agreement has been duly authorized by all necessary action (corporate or otherwise) on the part of the Company, and this Agreement has been duly executed and delivered by the Company, and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms and conditions, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principles of equity.

    (b) The authorization, issuance, sale and delivery of the Shares has been duly authorized by all requisite action of the Company's Board of Directors and stockholders. As of the Closing, the Shares will be validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, free and clear of any Liens whatsoever and with no restrictions on the voting rights thereof and other incidents of record and beneficial ownership pertaining thereto.

3.3  Non-contravention.

    The execution, delivery and performance by the Company of this Agreement, the consummation of the transactions contemplated hereby and compliance with the provisions thereof, including the issuance, sale and delivery of the Shares have not and shall not (a) violate in any material respect any Law to which the Company is subject, (b) violate any provision of the Fundamental Documents of the Company, (c) conflict with, result in a material breach of, constitute a material default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material Contract to which the Company is a party or by which any material portion of the Assets of the Company is bound or (d) result in the imposition of any Lien upon any of the Assets of the Company. Other than state blue sky securities filings and federal filings under Regulation D of the Securities Act, the Company has not been or is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Governmental Entity or any other Person (other than with respect to such notices, filings, authorizations, consents or approvals, which have been obtained) for the valid authorization, issuance and delivery of the Shares.

3.4  Capitalization of the Company.

    (a)  The authorized capital stock of the Company consists of:

        (i) 500,000 shares of preferred stock, none of which shares are issued and outstanding; and 10,000,000 shares of Common Stock, of which (A) 2,925,443 shares are issued and outstanding, fully paid and nonassessable, (B) 1,000,000 shares are reserved for issuance to employees, consultants or directors under a

                                        7

stock option plan (including 428,685 shares issuable upon exercise of options granted as of the date hereof), and (C) 517,500 shares are reserved for issuance upon exercise of outstanding warrants.

    (b) Except as specified in subsection (a) and except as contemplated by this Agreement, there are, and immediately after consummation of the Closing there will be, no (i) outstanding warrants, options, agreements, convertible securities or other commitments or instruments pursuant to which the Company is or may become obligated to issue or sell any shares of its capital stock or other securities, or (ii) preemptive or similar rights to purchase or otherwise acquire shares of the capital stock or other securities of the Company pursuant to any provision of Law, the Company's Fundamental Documents or any Contract to which the Company is a party; and there is, and, immediately after the consummation of the Closing there will be, no Lien with respect to the sale or voting of shares of capital stock or other securities of the Company (whether outstanding or issuable).

3.5  No Subsidiaries.

    The Company has no subsidiaries.

3.6  Litigation.

    There is no Proceeding pending or to the knowledge of the Company threatened by or against, or affecting any material portion of the Assets of, the Company, and the Company is not bound by any Order, except in each case as would not have a Material Adverse Effect on the Company.

3.7  Employees.

    (a) The Company has complied in all material respects with all laws relating to the hiring of employees and the employment of labor.

    (b) The Company is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to date or amounts required to be reimbursed to such employees and upon any termination of the employment of any such employees.

3.8  No Employee Benefit Plans.

    The Company has no Employee Benefit Plans.

3.9  Environment and Safety.

    The Company has complied in all material respects with, and is in material compliance with, all Environmental and Safety Requirements, and there are no Proceedings pending or to the knowledge of the Company threatened against the Company thereof alleging any failure to so comply. The Company has not received any written notice or report with respect to it or its facilities regarding any (i) actual or alleged violation of Environmental and Safety Requirements or (ii) actual or potential liability arising under Environmental and Safety Requirements, including, without limitation, any investigatory, remedial or corrective obligation. The Company has not expressly assumed or undertaken any liability of any other Person under any Environmental and Safety Requirements. The Company has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or released any substance, or owned or operated any real property in a manner that has given rise to liabilities pursuant to CERCLA, SWDA or any other Environmental and Safety Requirement, including any liability for response costs, corrective action costs, personal injury, property damage, natural resources damage or attorney fees, or any investigative, corrective or remedial obligations.

                                        8


3.10  Offering Exemption.

    Based in part upon the accuracy of the representations of the Purchaser in
Article IV, the offering, sale and issuance of the Shares has been, is, and will be, exempt from registration under the Securities Act, and such offering, sale and issuance is also exempt from registration under applicable state securities laws. The Company has made or will make all requisite filings and has taken or will take all action necessary to comply with such state securities laws and with the Securities Act.

3.11  Brokers.

    No agent, broker, investment banker, Person or firm will be entitled to any fee or commission directly or indirectly from the Company, or any of its stockholders in connection with any of the transactions contemplated hereby.

3.12  Events Subsequent to March 31, 2001.

    Since March 31, 2001, the Company has operated its business in the ordinary course consistent with past practice. Since that date, (i) other than in the ordinary course of business, or (ii) except as would not have a Material Adverse Effect on the Company:

    (a)  the Company has not sold, leased, transferred or assigned any Asset;

    (b) the Company has not experienced any material damage, destruction, or loss (whether or not covered by insurance) to any of its material Assets;

    (c) the Company has not paid any dividend, or made any redemptions of or distributions in respect of the capital stock of the Company; and

    (d)  the Company has not committed to do any of the foregoing.

3.13  Title to Property and Assets.

    The properties and assets the Company owns are owned by the Company free and clear of all Liens, except for statutory liens for the payment of current taxes that are not yet delinquent, and Liens which arise in the ordinary course of business and which do not affect material properties and assets of the Company. With respect to the property and assets it leases, the Company is in material compliance with such leases.

3.14  Securities and Exchange Act Compliance.

    For the past 12 months, the Company has timely filed with the SEC all Company SEC Documents as are specified in the Exchange Act as being required to be filed by U.S. corporations that are subject to reporting requirements of the Exchange Act. Each Company SEC Document filed by the Company within the past 12 months, when filed with the SEC, complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as applicable, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in each Company SEC Document filed by the Company within the past 12 months complied as to form in all material respects, as of the date of its filing with the SEC, with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the SEC) and fairly presented in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments consistent with past practices and consistently applied).

                                        9

3.15  Disclosure.

    After due inquiry of the directors, executive officers and employees of the Company having knowledge of the matters represented, warranted or stated herein, no representation, warranty or other statement made by or on behalf of the Company to the Purchaser, whether written or oral, whether included in any materials provided to the Purchaser prior to the date hereof or included in this Agreement or in any other document or instrument delivered at any time prior to the Closing, is, or will be, untrue with respect to any material fact or omits, or will omit, to state a material fact necessary in order to make the statement made herein or therein, in the light of the circumstances in which such statement was made, not misleading.


                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
        The Purchaser represents and warrants to the Company as follows:


4.1  Organization; Authorization.

    The Purchaser has all requisite power and authority to execute and deliver this Agreement and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of this Agreement and all related transactions and to perform its obligations under this Agreement. This Agreement has been duly authorized by all necessary action (corporate or otherwise) on the part of the Purchaser, and has been duly executed and delivered by the Purchaser, and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms and conditions, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principles of equity.

4.2  Noncontravention.

    Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby by the Purchaser: (i) conflicts with or results in a breach or default in any material agreement, instrument or other document to which the Purchaser is party or is bound; (ii) violates any Order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser, except where such violation would not have a material adverse effect on the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby; or (iii) requires the approval, consent, waiver, authorization or act of, or registration with, any third party, except for such filings as may be required under Federal and state securities laws.

4.3  Experience.

    By virtue of the Purchaser's experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, the Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

4.4  Investment.

    The Purchaser has not been formed solely for the purpose of making this investment. The Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution of any part thereof. The Purchaser understands that the Shares to be acquired have not been registered under the Securities Act or applicable state and other securities laws by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein.

                                        10

4.5  Restrictions on Resale.

    The Purchaser acknowledges and understands that it must bear the economic risk of this investment for an indefinite period of time because the Shares must be held indefinitely unless subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available. The Purchaser understands that any transfer agent of the Company will be issued stop-transfer instructions with respect to the Shares, unless any transfer thereof is subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available.

4.6  Brokers or Finders.

    The Purchaser has not retained any investment banker, broker or finder in connection with the purchase of the Shares. The Purchaser will indemnify and hold the Company harmless against any liability, settlement or expense arising out of, or in connection with, any such claim.

4.7  Access to Information.

    The Purchaser acknowledges that the Shares being sold are speculative, involve a high degree of risk and should not be purchased by investors that cannot afford the loss of their entire investment. During the negotiation of the transactions contemplated herein, the Purchaser and its representatives and legal counsel have been afforded full and free access to corporate books, financial statements, records, contracts, documents, and other information concerning the Company and to its offices and facilities, have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investment contemplated herein. The Purchaser has reviewed copies of all Company SEC documents. Accordingly, the Purchaser acknowledges that it has been provided with, or given reasonable access to, full and fair disclosure of all material information regarding the Company.

4.8  Regulation S-B Disclosure.

    None of the members or officers of the Purchaser or any of the Purchaser's Affiliates have been involved in any legal proceedings during the past five years of the type described in Item 401(d) of Regulation S-B under the Securities Act.

4.9  Source of Funds.

    The source of the consideration used by the Purchaser to acquire the Shares is the Purchaser's working capital.

4.10  Restrictive Legend.

      (a) The certificate representing the Shares may be endorsed with a legend substantially similar to the following:

    THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                                        11

      (b) The certificate representing the Shares may also be endorsed with any other legends required by applicable state securities laws.

      (c) The Company need not register a transfer of the Shares, and may also instruct its transfer agent not to register the transfer of the Shares, unless the conditions specified in the foregoing legends are satisfied.

4.11  Disclosure.

      After due inquiry of the directors, executive officers, members and employees of the Purchaser and its Affiliates having knowledge of the matters represented, warranted or stated herein, no representation, warranty or other statement made by or on behalf of the Purchaser to the Company, whether written or oral, whether included in any materials provided to the Company prior to the date hereof or included in this Agreement or in any other document or instrument delivered at any time prior to the Closing, is, or will be, untrue with respect to any material fact or omits, or will omit, to state a material fact necessary in order to make the statement made herein or therein, in the light of the circumstances in which such statement was made, not misleading.

                                        12

                                    ARTICLE V

              CONDITIONS TO PURCHASER'S OBLIGATION TO CLOSE


    The Purchaser's obligation to purchase the Shares at the Closing is, at the option of the Purchaser, subject to the fulfillment on or prior to the Closing Date of the following conditions:

5.1  Representations and Warranties Correct.

    The representations and warranties made by the Company in Article III hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made on such date.

5.2  Covenants.

    All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

5.3  Compliance Certificate.

    The Company shall have delivered to the Purchaser a certificate of the Company, executed by an officer of the Company, dated the Closing Date, and certifying as to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

5.4  Good Standing Certificate.

    The Company shall have delivered to the Purchaser a certificate dated as of the most recent practicable date prior to the Closing Date issued by the Secretary of State of the State of Delaware to the effect that the Company is legally existing and in good standing.

5.5  Governmental Authorizations, etc.

    All material governmental authorizations, consents, approvals, exemptions, or other actions required by the Company to issue or purchase the Shares, shall have been obtained and shall be in full force and effect unless the failure to obtain such authorizations, consents, approvals, exemptions or other actions would not have a Material Adverse Effect on the Company, and except for any actions by the Company to be taken post-Closing.

5.6  Board of Directors.

    As of the Closing Date, the Board of Directors shall consist of the following five (5) members, with two vacancies: Cynthia Kolke, William D. Fox, Andrew T. Libby, Jr., Stephen M. Dorsett and Lawrence Berman.

5.7  Due Diligence.

    The Purchaser shall not, in the course of its ongoing business investigation of the Company, have discovered information not previously disclosed by the Company, which information would have a Material Adverse Effect on the Company or would be materially inconsistent with material information disclosed to the Purchaser prior to the date hereof.

                                        13

                                    ARTICLE VI

                 CONDITIONS TO THE COMPANY'S OBLIGATION TO CLOSE


    The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment as of the Closing Date of the following conditions:

6.1  Representations.

    The representations and warranties made by the Purchaser in Article IV hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made on that date.

6.2  Covenants.

    All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

6.3  Blue Sky.

    The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

6.4  Governmental Authorizations, etc.

    All material governmental authorizations, consents, approvals, exemptions, or other actions required to issue or purchase the Shares pursuant to this Agreement and for the conduct of the business of the Company following the Closing, shall have been obtained and shall be in full force and effect unless the failure to obtain those authorizations, consents, approvals, exemptions or other actions would not have a Material Adverse Effect on the Company.


                                 ARTICLE VII

                            ADDITIONAL AGREEMENTS


7.1  Limitations on Transactions with the Purchaser and its Affiliates.

    The Purchaser agrees that, following the Closing Date, the Company shall not enter into any transaction with the Purchaser or with any officer, director, employee or Affiliate of the Purchaser, at any time on terms that are less favorable to the Company than those that might be obtained in an arm's length transaction at such time from a Person who is not the Purchaser or an officer, director, employee or Affiliate of the Purchaser. Any transaction between the Company, on the one hand, and the Purchaser or any Affiliate of the Purchaser, on the other hand, shall be unanimously approved in advance by all of the members of the Board of Directors of the Company who are not interested in the transaction (the "Disinterested Directors"). Further, if required by the Disinterested Directors, the Company shall obtain approval of the Company's stockholders (other than the Purchaser and its Affiliates) prior to entering into any such transaction.

7.2  Business Plan.

    Attached to this Agreement is the preliminary Business Plan prepared by the Purchaser relating to the Company's business. Following the Closing, the Purchaser agrees to use its best efforts to cause the Company to effectuate the Business Plan, subject to such changes to the Business Plan required from time to time in good faith by the Company's Board of Directors.

                                        14


7.3  Composition of Board of Directors.

    Following the Closing Date and at all times thereafter, the Purchaser shall use its best efforts to ensure that at least 2 members of the Company's Board of Directors are "independent" directors, as defined by the Nasdaq Stock Market.

7.4  SEC Filings.

    Within 15 calendar days following the Closing Date, the Purchaser shall cause the Company to file a report on Form 8-K as required by the Exchange Act to report the transactions contemplated hereby. The Purchaser will comply with the requirements of Regulation 13D-G of the Exchange Act with respect to its ownership of securities of the Company. Neither the Purchaser nor any of its Affiliates will engage in any transactions involving the securities of the Company prior to the Closing.


                                  ARTICLE VIII

                                  MISCELLANEOUS


8.1  Third Party Beneficiaries.

    Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the parties and their respective successors and permitted assigns, personal representatives, heirs and estates, as the case may be.

8.2  Entire Agreement.

    This Agreement and the Confidentiality Agreement entered into by the parties hereto constitute the entire agreement between the parties and supersede any prior understandings, agreements or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof or thereof.

8.3  Successors and Assigns.

    This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company may not assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Purchaser. The Purchaser may not assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Company.

8.4  Counterparts.

    This Agreement may be executed in counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

                                        15

8.5  Notices.

    All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, to:

    Whitewing Labs, Inc.
    15455 San Fernando Mission Blvd., Suite 105
    Mission Hills, California  91345
    Telephone:  (818) 898-2167
    Telecopy:  (818) 898-2136
    Attention:  Cynthia Kolke, President

with a copy to:

    Troy & Gould Professional Corporation
    1801 Century Park East, 16th Floor
    Los Angeles, CA 90067
    Telephone:  (310) 553-4441
    Telecopy:  (310) 201-4746
    Attention:  Lawrence P. Schnapp, Esq.

If to the Purchaser, to:

    ACEIA, LLC
    100 South Ashley, Suite 870
    Tampa, Florida  33602
    Telephone:  (813) 223-1822
    Telecopy:  (813) 223-1559
    Attention:  Mr. Andrew T. Libby, Jr.

with a copy to:

    Bush, Ross, Gardner, Warren & Rudy, P.A.
    220 South Franklin Street
    Tampa, FL 33602
    Telephone: (813) 224-9255
    Telecopy: (813) 223-9620
    Attention:  Richard Hadlow, Managing Partner


    All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by telecopy, on the date of such delivery, (iii) in the case of delivery by nationally recognized overnight courier, on the third business day following dispatch and (iv) in the case of mailing, on the seventh business day following such mailing.

8.6  Governing Law.

    THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF CALIFORNIA OR ANY

                                        16

OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF CALIFORNIA WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

8.7  Arbitration.

    THE PARTIES HERETO AGREE THAT ANY MATTERS UNDER THIS AGREEMENT AS TO ITS INTERPRETATION, ENFORCEMENT, AND THE LIKE ("DISPUTES") AFTER THE PARTIES HAVE FULLY EXECUTED THIS AGREEMENT INTENDING TO BE BOUND BY ITS CONTENTS SHALL BE SUBJECT TO ALTERNATIVE DISPUTE RESOLUTION UNDER THE COMMERCIAL ARBITRATION RULES (EXPEDITED) OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). THE VENUE OF THE ARBITRATION SHALL BE IN LOS ANGELES, CALIFORNIA AND SHALL BE ADMINISTRATIVELY HANDLED BY THE AAA CHAPTER LOCATED THERE.

8.8  Amendments and Waivers.

    No amendment of any provision of this Agreement shall be valid unless it shall be in writing and signed by the Company and by the Purchaser. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

8.9  Certain Definitions.

    "Affiliate" means, when used with reference to any specified Person, (i) any other Person that, directly or indirectly, owns or controls, or has the right to acquire, whether beneficially or of record, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the capital stock of such specified Person having ordinary voting power in the election of directors of such specified Person, (ii) any other Person that, directly or indirectly, controls, is controlled by, is under direct or indirect common control with or is included in the Immediate Family of, such specified Person or any Affiliate of such specified Person, or (iii) any executive officer, director, joint venturer, partner or member of such specified Person or any Person included in the Immediate Family of any of the foregoing. For the purposes of this definition, "control", when used with respect to any specified Person, shall mean the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

    "Assets" means, with respect to any Person, all of the assets, rights, interests and other properties, real, personal and mixed, tangible and intangible owned by such Person.

    "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, and the rules and regulations promulgated thereunder.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Company SEC Documents" means all registration statements, prospectuses, reports, schedules, forms, statements and other documents which are filed or are required to be filed by the Company with the SEC under the Securities Act, the Exchange Act or the rules and regulations promulgated thereunder.

    "Contract" means any agreement, contract, instrument, license, commitment, lease or similar document.

    "Employee Benefit Plan" means any (a) qualified or non-qualified Employee Pension Benefit Plan (as defined in Section 3(2) of ERISA) (including any Multiple Employer Plans (as defined in Section 413 of the Code) or Multi-Employer Plans (as defined in Section 3(37) of ERISA)), (b) Employee Welfare Benefit Plan (as defined in Section 3(1) of ERISA), or (c) employee benefit, fringe benefit, compensation, incentive, bonus or other plan, program or arrangement, whether or not subject to ERISA and whether or not funded.

                                        17

    "Environmental and Safety Requirements" means all laws, Orders, contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including, without limitation, all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, including, but not limited to, the SWDA, the Clean Air Act, as amended, 42 U. S. C. sec.7401 et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C. sec. 1251 et seq., the Emergency Planning and Community Right-to-Know Act, as amended, 42 U.S.C. sec. 11001 et seq., CERCLA, the Hazardous Materials Transportation Uniform Safety Act, as amended, 49 U.S.C. sec. 1804 et seq., the Occupational Safety and Health Act of 1970, as amended, and the rules and regulations promulgated thereunder.

    "ERISA" means the Employee Retirement Income Securities Act of 1974, as amended, and the rules and regulations promulgated thereunder.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    "Fundamental Documents" means the documents by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the "Fundamental Documents" of a corporation would be its charter and bylaws.

    "GAAP" means United States generally accepted accounting principles.

    "Governmental Entity" means any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, Federal, state or local.

    "Immediate Family" of a Person includes such Person's spouse, and the parents, children and siblings of such Person or his or her spouse and other Persons related to the foregoing by blood, adoption or marriage within the second degree of kinship.

    "Law" means any constitution, law, statute, treaty, rule, directive, requirement or regulation or Order of any Governmental Entity.

    "Lien" means any security interest, pledge, bailment (in the nature of a pledge or for purposes of security), mortgage, deed of trust, the grant of a power to confess judgment, conditional sale or title retention agreement (including any lease in the nature thereof), charge, encumbrance, easement, reservation, restriction, cloud, right of first refusal or first offer, option, or other similar arrangement or interest in real or personal property.

    "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the business or operations of such Person and its subsidiaries, if any, taken as a whole.

    "Orders" means judgments, writs, decrees, injunctions, orders, compliance agreements or settlement agreements of or with any Governmental Entity or arbitrator.

    "Person" shall be construed broadly and shall include an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Entity (or any department, agency, or political subdivision thereof).

    "Proceeding" means any action, suit, proceeding, complaint, charge, hearing, inquiry or investigation before or by a Governmental Entity or an arbitrator.

    "SEC" means the Securities and Exchange Commission, or any successor agency.

    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                                        18

    "SWDA" means the Solid Waste Disposal Act, as amended, and the rules and regulations promulgated thereunder.

8.10  Construction.

    Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

8.11  Interpretation.

    As used in this Agreement, the masculine, feminine and neuter gender and the singular or plural number shall be deemed to include the others whenever the context so requires. References to Articles and Sections refer to articles and sections of this Agreement. Unless the content requires otherwise, words such as "hereby," "herein," "hereinafter," "hereof," "hereto," "hereunder" and words of like import refer to this Agreement. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

8.12  Expenses.

    The Company and the Purchaser shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby.

    IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

                                  WHITEWING LABS, INC



                                  By:     _____________________________________
                                  Name:   Cynthia A. Kolke
                                  Title:  President




                                  ACEIA, LLC



                                  By:      ____________________________________
                                  Name:    Andrew T. Libby, Jr.
                                  Title:   Chief Financial Manager

                                        19

                                                                   EXHIBIT 99.2


                                  PRESS RELEASE


MISSION HILLS, Calif., June 7 / PRNewswire /

Whitewing Labs, Inc. (OTC Bulletin Board: WWLI) today announced the completion of a private placement of its common stock to ACEIA, LLC, resulting in gross proceeds to Whitewing of $ 310,000.

Pursuant to the financing, Whitewing issued 3,875,000 shares of common stock at a price of $ 0.08 per share. The shares were issued in a private placement without registration and may not be offered or sold absent registration or an applicable exemption to such requirement. As a result of the issuance, ACEIA owns approximately 57% of the issued and outstanding shares of Whitewing's capital stock. The new Board of Directors of Whitewing consists of Cynthia Kolke, William D. Fox, Andrew T. Libby, Jr., Stephen M. Dorsett, and Lawrence Berman.

The proceeds of the financing will be used to support the company's ongoing operations. The company may also use a portion of the proceeds, as well as possible future proceeds, if any, generated from subsequent financings, to acquire businesses within the nutrition industry in order to bolster the company's cash flow and diversify the company's product mix. There can be no assurance, however, that the company will be able to identify any such acquisitions on terms acceptable to the company, or at all, or that the additional financing necessary to effectuate any such acquisitions will be available.

The company believes that the proceeds of the financing, together with the company's existing cash reserves, will enable the company to sustain operations through the end of the first quarter 2002. However, there can be no assurance that the company will not encounter unforeseen difficulties that deplete its capital resources more rapidly than anticipated, including difficulties resulting from potential acquisitions.

Certain statements made in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Such factors include, but are not limited to, the company's actual level of operating loss and negative cash flow, the company's ability to raise additional capital on terms acceptable to the company, or at all, the company's ability to identify and close acquisitions of companies in the nutrition industry and to successfully integrate such companies once acquired, and the risks and uncertainties described in the company's filings with the SEC.

Whitewing Labs, Inc. is a publicly held company that develops and markets nutritional supplements.

For further information, contact:

Cynthia Kolke, President of Whitewing Labs, Inc., 818-898-2167;
fax 818-898-2136


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